UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

RSP Permian, L.L.C., a wholly owned subsidiary of RSP Permian, Inc. (the “Company”), has entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Adventure Exploration Partners II, LLC, Alpine Oil Company, JM Cox Resources, LP and D.R.E. Interests, LLC to acquire certain producing properties and undeveloped acreage for an aggregate purchase price of $249.9 million in cash, subject to purchase price adjustments customary in the oil and natural gas industry.  The properties will be 100% operated by the Company and are located in Glasscock County, Texas, in proximity to existing properties of the Company.  The Purchase Agreement contains customary representations and warranties, covenants, indemnification provisions and conditions to closing.  The Company expects that this acquisition will close on August 29, 2014, although there can be no assurance that all closing conditions will be satisfied.

The foregoing description of the Purchase Agreement and the transactions contemplated and to be effected thereby is not complete and is qualified in its entirety by the contents of the actual Purchase Agreement, a copy of which is Exhibit 2.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 25, 2014, the Company issued a news release announcing the signing of the Purchase Agreement.  A copy of the news release is attached hereto as Exhibit 99.1.  In addition, on July 25, 2014 the Company posted an investor presentation on the Company’s website, www.rsppermian.com.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
2.1#

Purchase and Sale Agreement, dated July 22, 2014, by and among Adventure Exploration Partners II, LLC, Alpine Oil Company, JM Cox Resources, LP and D.R.E. Interests, LLC, as sellers, and RSP Permian, L.L.C., as buyer

99.1

News Release, dated July 25, 2014, titled “RSP Permian, Inc. Announces Northern Midland Basin Acquisitions, Updates 2014 Production and Capital Expenditures Guidance and Sets Q2 2014 Earnings and Conference Call”

#

The schedules (or similar attachments) referenced in this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated:  July 25, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.1#

Purchase and Sale Agreement, dated July 22, 2014, by and among Adventure Exploration Partners II, LLC, Alpine Oil Company, JM Cox Resources, LP and D.R.E. Interests, LLC, as sellers, and RSP Permian, L.L.C., as buyer

99.1

News Release, dated July 25, 2014, titled “RSP Permian, Inc. Announces Northern Midland Basin Acquisitions, Updates 2014 Production and Capital Expenditures Guidance and Sets Q2 2014 Earnings and Conference Call”

#

The schedules (or similar attachments) referenced in this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the Securities and Exchange Commission upon request.